                                 Exhibit 99(a)

                         Financial Statements of ELC

                        THE EQUIPMENT LEASING COMPANY

              REPORT ON AUDITS OF COMBINED FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1995 AND 1994
                         AND FOR THE YEARS THEN ENDED

To the Shareholders and Board of Directors of The Equipment Leasing Company:

     We have audited the accompanying combined statements of financial condition of The Equipment Leasing Company and the leasing division of American Manufacturing Company, Inc. ("AMCOIN"), herein referred to collectively as The Equipment Leasing Company, as of December 31, 1995 and 1994 and the related statements of operations, shareholder's equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statement referred to above present fairly, in all material respects, the financial position of The Equipment Leasing Company as of December 31, 1995 and 1994 and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand, L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 20, 1996

                         THE EQUIPMENT LEASING COMPANY
                  COMBINED STATEMENTS OF FINANCIAL CONDITION
                              AS OF DECEMBER 31,

                                                       1995          1994
                                                       ----          ----
ASSETS
Cash and cash equivalents                          $    25,738   $    28,993
Cash surrender value of life insurance                 145,666       124,484
Direct finance lease receivables, net               21,915,642    21,302,884
  Less: Allowance for lease losses                    (750,000)     (650,000)
                                                   -----------   -----------
  Net Leases                                        21,165,642    20,652,884
Other accounts receivable                              218,126       157,732
Premises and equipment, net of accumulated
  depreciation of $183,316 and $186,364                 39,571        24,392
Income taxes receivable from Parent                    157,527     1,625,159
Other assets                                            68,557       121,624
                                                   -----------   -----------
  Total assets                                     $21,820,827   $22,735,268
                                                   -----------   -----------
                                                   -----------   -----------
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Notes payable                                    $14,957,000   $15,904,000
  Overdrafts payable                                   206,640       128,760
  Accounts payable                                     759,902       386,828
  Security deposits                                  2,084,955     2,089,206
  Accrued expenses                                     232,850       215,391
  Deferred income taxes                                  6,116       183,952
  Other liabilities                                     65,566        11,331
                                                   -----------   -----------
    Total liabilities                              $18,313,029   $18,919,468
                                                   -----------   -----------
Commitments and contingencies
Shareholder's equity
  Common stock, $1 par value (At December 31,
    1995 and 1994, respectively, 100,000 shares
    authorized and 52,000 shares issued and
    outstanding)                                        52,000        52,000
  Retained earnings                                  3,455,798     3,763,800
                                                   -----------   -----------
Total shareholder's equity                           3,507,798     3,815,800
                                                   -----------   -----------
Total liabilities and shareholder's equity         $21,820,827   $22,735,268
                                                   -----------   -----------
                                                   -----------   -----------

See accompanying notes to the combined financial statements.

                         THE EQUIPMENT LEASING COMPANY
                       COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        1995          1994
                                                        ----          ----
Finance lease income                                 $2,770,107    $2,649,758
Interest expense                                      1,034,724       981,213
                                                     ----------    ----------
  Net interest income                                 1,735,383     1,668,545
Provision for lease losses                              363,669       189,852
                                                     ----------    ----------
  Net interest income after provision for lease
    losses                                            1,371,714     1,478,693
Broker fees                                             146,141       180,931
Gain on sale of residuals                               291,563       242,281
Other income                                            285,591       319,898
                                                     ----------    ----------
  Total income                                        2,095,009     2,221,803
                                                     ----------    ----------
                                                     ----------    ----------
Other expense
  Salaries and employee benefits                        760,402       957,581
  Occupancy                                              80,958        93,018
  Management fee                                        180,000       180,000
  Professional services                                  67,519        69,774
  Marketing                                               8,857        13,260
  Data processing                                         8,436        16,632
  Contract termination fee                                    0       180,000
  Depreciation                                           14,470        20,431
  Other                                                 172,806       199,328
                                                     ----------    ----------
  Total other expense                                 1,293,448     1,730,024
                                                     ----------    ----------
Income before income taxes                              801,561       491,779
Federal and state income tax provision                  309,563       189,925
                                                     ----------    ----------
Net income                                           $  491,998    $  301,854
                                                     ----------    ----------
                                                     ----------    ----------
Earnings per share                                        $9.46         $5.80
Average shares outstanding                               52,000        52,000

See accompanying notes to the combined financial statements.

                         THE EQUIPMENT LEASING COMPANY
                  COMBINED STATEMENTS OF SHAREHOLDER'S EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                  Common        Retained        Shareholder's
                                  Stock         Earnings           Equity
                                  ------        --------        -------------
Balance, January 1, 1994         $52,000       $3,461,946        $3,513,946
Net income                            --          301,854           301,854
                                 -------       ----------        ----------
Balance, December 31, 1994        52,000        3,763,800         3,815,800
Net income                            --          491,998           491,998
Cash dividend                         --         (800,000)         (800,000)
                                 -------       ----------        ----------
Balance, December 31, 1995       $52,000       $3,455,798        $3,507,798
                                 -------       ----------        ----------
                                 -------       ----------        ----------

See accompanying notes to the combined financial statements.

                         THE EQUIPMENT LEASING COMPANY
                       COMBINED STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       1995            1994
                                                       ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                         $   491,998      $   301,854
Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation and amortization                         14,470           20,431
  Deferred income taxes                               (177,836)       1,011,270
  Provision for lease losses                           363,669          189,852
  Loss (gain) on the sale of fixed assets               (1,931)          69,690
  Amortization of deferred loan cost                    78,347           88,225
(Increase) decrease in other accounts
  receivable, net                                      (60,394)           2,218
Increase (decrease) in accounts payable and
  other liabilities                                    522,648          253,631
Increase (decrease) in security lease deposits          (4,251)          36,533
Increase in cash surrender value of life
  insurance                                            (21,182)         (12,497)
Decrease (increase) in income taxes receivable
  from parent                                        1,467,632       (1,140,743)
Other assets, net                                     (210,602)        (432,538)
                                                   -----------      -----------
Net cash flows provided by operating activities      2,462,568          387,926

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in direct financing leases                (691,105)      (1,463,306)
Capital expenditures                                   (29,649)          84,342
Proceeds from asset sales                                1,931               --
                                                   -----------      -----------
Net cash flows used in investing activities           (718,823)      (1,378,964)

Cash flows from financing activities
Total Borrowings
Increase (decrease) in line of credit                 (947,000)       1,005,360
Dividends paid in cash                                (800,000)               0
                                                   -----------      -----------
Net cash flows (used in) provided by
  financing activities                              (1,747,000)       1,005,360

Net increase (decrease) in cash and cash
  equivalents                                           (3,255)          14,322
Cash and cash equivalents:
  Beginning of year                                     28,993           14,671
                                                   -----------      -----------
  End of year                                      $    25,738      $    28,993
                                                   -----------      -----------
                                                   -----------      -----------
Supplemental disclosures:
  Income taxes paid                                $    37,032      $    22,720
  Interest paid                                    $ 1,022,902      $   888,000
                                                   -----------      -----------
                                                   -----------      -----------

See the accompanying notes to the combined financial statements.

THE EQUIPMENT LEASING COMPANY
NOTES TO COMBINED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Equipment Leasing Company (the "Company") is a 100% owned subsidiary of American Manufacturing Company, Inc. ("AMC"). The combined financial statements include the equipment leasing business of a division of AMC called AMCOIN which were contributed to the Company at September 30, 1996. The Company primarily leases computer and telecommunications equipment on the east coast of the United States. The Company has specialized in serving the small business leasing market through direct sales contact and telemarketing for over 25 years.

BASIS OF PRESENTATION

The Company reports revenue and expenses on the accrual basis in accordance with generally accepted accounting principles. Significant intercompany transactions are disclosed in notes 4 and 7 to the financial statements.

A. METHOD OF ACCOUNTING FOR DIRECT FINANCE LEASE RECEIVABLES

The Company uses the direct finance method of accounting to record income from its leases, in accordance with the Statement of Financial Accounting Standards (SFAS) No. 13. Under this method, the excess of minimum rentals over the cost of equipment plus estimated residual value is amortized to income over the lease term and produces a constant periodic rate of return on the net investment in direct finance leases. At December 31, 1995 and 1994 unearned income amounted to $4,202,019 and $4,137,336, respectively.

In accordance with SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases", lease origination and commitment fees and related costs are deferred and the amount is amortized as an adjustment to the related lease's yield. At December 31, 1995 and 1994 net deferred costs amount to $644,856 and $723,203, respectively.

All leases past due 105 days or more are placed on non-accrual status.

B. ESTIMATED RESIDUAL VALUE

Certain leases include an estimated residual value, at the lease termination date, payment of which is a requirement to transfer title of the property leased. This residual value represents an estimate of fair market value of the lease property at the lease termination date. At December 31, 1995 and 1994 the estimated residual values amounted to $2,544,758 and $2,436,792, respectively.

C. ALLOWANCE FOR LEASE LOSSES

An allowance for lease losses is maintain at a level that management considers adequate to provide for potential losses based upon an evaluation of known and inherent risks in the lease portfolio. Management's periodic evaluation of the adequacy of the allowance for lease losses is based upon examination of the portfolio, past loss experience, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, current economic conditions, and other relevant factors. Management considers the portfolio to be homogeneous and therefore evaluates the entire portfolio for impairment. While management uses the best information available to make such evaluations, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the evaluations.

D.  PREMISES AND EQUIPMENT AND DEPRECIATION

The property, plant and equipment are stated at cost. The Company uses the straight-line method of computing depreciation for financial reporting and the accelerated cost recovery system basis for Federal income tax purposes. Gains and losses are recognized upon disposal of the assets. Maintenance and repairs are recorded as expenses.

E.  INCOME TAXES

Deferred income taxes are recorded for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities.

The Company participates in the consolidated return of AMC. Income tax payable amounts are due to AMC for their respective share on a stand alone basis.

F.  CASH AND CASH EQUIVALENTS

The Company's cash and cash equivalents include cash and debt securities with an original maturity of three months or less.

G. DIRECT FINANCE LEASE RECEIVABLE

Direct finance lease receivables are stated at the principal amount outstanding, net of unearned income and unamortized deferred costs. Interest income is recognized under the effective interest method.

2. DIRECT FINANCE LEASE RECEIVABLES, NET

The Company is a lessor of equipment and machinery under agreements expiring at various dates through the year 2000. At December 31, 1995, the components of direct finance lease receivables, net, are as follows:

         1996        $10,362,000
         1997          6,829,000
         1998          3,296,000
         1999          1,110,000
         2000            319,000
                     -----------
                     $21,916,000
                     -----------

                                                           1995            1994
                                                           ----            ----
Total future minimum lease payments receivable,
  including estimated residual values                   $25,472,805     $24,717,017
Unearned income                                          (4,202,019)     (4,137,336)
Deferred costs, net                                         644,856         723,203
                                                        -----------     -----------
Direct finance lease receivables, net                    21,915,642      21,302,884
Allowance for lease losses                                 (750,000)       (650,000)
                                                        -----------     -----------
Lease receivables, net                                  $21,165,642     $20,652,884
                                                        -----------     -----------
                                                        -----------     -----------

Non-accrual lease receivables amounted to $200,167 and $339,234 at December 31, 1995 and 1994, respectively.

A summary of the changes in the allowance for lease losses is as follows:

                                                      1995          1994
                                                      ----          ----
Balance, January 1                                 $ 650,000      $ 650,000
                                                   ---------      ---------
Charge-offs                                         (356,293)      (333,858)
Recoveries                                            92,624        144,006
                                                   ---------      ---------
  Net charge-offs                                   (263,669)      (189,852)
                                                   ---------      ---------
Lease loss provision                                (363,669)       189,852
                                                   ---------      ---------
Balance, December 31                               $ 750,000      $ 650,000
                                                   ---------      ---------
                                                   ---------      ---------

3. PREMISES AND EQUIPMENT:

A summary of property, plant and equipment at December 31 is as follows:

                                                      1995          1994
                                                      ----          ----
Computer system                                    $  25,087      $  12,245
Furniture and Fixtures                               197,800        198,511
Accumulated depreciation                            (183,316)      (186,364)
                                                   ---------      ---------
Premises and equipment, net                        $  39,571      $  24,392
                                                   ---------      ---------
                                                   ---------      ---------

4.  NOTES PAYABLE

At December 31, 1995 and 1994, notes payable to AMC consisted of the following:

                                                      1995          1994
                                                      ----          ----
Revolving line of credit agreement,
  Federal funds rate plus 1.5%                     $   957,000   $ 1,904,000
6.0% note, due December 31, 1996                     6,000,000     6,000,000
8.5% note, due October 16, 1997                      2,000,000     2,000,000
7.0% note, due December 31, 1998                     6,000,000     6,000,000
                                                   -----------   -----------
    Total Notes Payable                            $14,957,000   $15,904,000
                                                   -----------   -----------
                                                   -----------   -----------
Notes with:
Fixed interest rates                               $14,000,000   $14,000,000
Floating interest rates                            $   957,000   $ 1,904,000

Maturities of notes payable at December 31, 1995 are:

         1996        $ 6,957,000
         1997          2,000,000
         1998          6,000,000
         1999                  0
         2000                  0
                     -----------
         Total       $14,957,000
                     -----------
                     -----------

5.  INCOME TAXES

Under SFAS No. 109, a valuation allowance may be provided for deferred tax assets to the extent it is more likely than not that they will not be realized. Management believes that a valuation allowance is not required.

The tax effects of significant temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that represent the net deferred tax asset (liability) are as follows:

                                            DECEMBER 31,   DECEMBER 31,
                                                1995           1994
                                            ------------   ------------
Allowance for Lease Losses                    $289,650       $ 251,030
Direct finance lease receivables                     0               0
                                              --------       ---------
Gross deferred tax assets                      289,650         251,030
                                              --------       ---------
Direct finance lease receivables                46,722         155,681
Deferred costs, net                            249,042         279,982
                                              --------       ---------
Gross deferred tax liability                   295,764         434,982
                                              --------       ---------
Net deferred tax (liability) asset            $ (6,116)      $(183,952)
                                              --------       ---------

There were no differences between the total provision for income taxes and the amounts computed at the statutory federal income tax rate of 34% and the effective statutory state income tax rate of 4.62% in 1995 and 1994.

6.  BENEFIT PLANS

The Company participates in the employee benefit plans of AMC. Employee benefit plan expense amounted to $16,670 in 1995 and $8,028 in 1994.

7.  TRANSACTIONS WITH RELATED PARTIES

The Company has the following intercompany items with AMC:

                                               1995            1994
                                               ----            ----
At year end:
Notes payable                               $14,957,000     $15,904,000
Accrued interest payable                        104,513          92,691
Income tax receivable                           157,527       1,625,159
For the year ended:
Interest expense                              1,034,724         981,213
Management fee                                  180,000         180,000

8.  SIGNIFICANT RISKS AND UNCERTAINTIES

The Company's earnings are dependent upon the level of net interest income. Accordingly, the earnings of the Company are subject to risks and uncertainties surrounding both its exposure to changes in the interest rate environment and movements in financial markets, particularly to interest rate changes in its variable rate notes payable.

Most of the Company's leasing activity is with customers located on the East Coast.

The financial statements of the Company are prepared in conformity with generally accepted accounting principles that require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

Significant estimates are made by management in determining the allowance for lease losses. Consideration is given to a variety of factors in establishing these estimates, including current economic conditions, the results of the internal credit review process, delinquency statistics, lessees perceived financial and managerial strengths and the adequacy of supporting collateral, including customer deposits, if collateral dependent, or the present value of future cash flows. Since the allowance for lease losses are dependent, to a great extent, on general and other economic conditions that may be beyond the Company's control, it is at least reasonably possible that the estimates of the allowance for lease losses could differ materially from currently reported values in the near term.

9. COMMITMENTS AND CONTINGENCIES

At December 31, 1995, the Company was obligated under noncancelable operating leases for office space with aggregate minimum rentals of $72,672 in each of the years ending 1996, 1997, 1998, 1999 respectively and $60,560 in 2000. The lease expires in October 2000.

10. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS:

Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments (SFAS No. 107), requires disclosure of the fair value information about financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate such value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other market value techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it practicable to estimate that value:

CASH AND CASH EQUIVALENTS:

The carrying amounts reported in the combined balance sheet for cash and cash equivalents approximate their fair values.

LEASE RECEIVABLES:

For the lease receivables the estimated fair values are the present values of cash flows generated by the receivables discounted at a market interest rate. The carrying amounts and estimated fair values are as follows:

               1995                                       1994
------------------------------------       ------------------------------------
                      Estimated Fair                             Estimated Fair
Carrying Value            Value            Carrying Value            Value
--------------        --------------       --------------        --------------
 $21,915,642           $21,795,908          $21,302,884           $20,732,163

NOTES PAYABLE:

The fair values of notes payable are estimated using discounted cash flow analysis using the Company's incremental borrowing rate as the discount rate. The carrying amounts and the estimated fair value are as follows:

               1995                                       1994
------------------------------------       ------------------------------------
                      Estimated Fair                             Estimated Fair
Carrying Value            Value            Carrying Value            Value
--------------        --------------       --------------        --------------
 $14,957,000           $14,978,212          $15,904,000           $15,426,438

11. SUBSEQUENT EVENTS

At the close of business, October 1, 1996, the Company was acquired by Progress Bank. The transaction was accounted for as a purchase.

In addition, effective October 30, 1996, Quaker State Financial Corporation, a subsidiary of Progress Financial Corporation, the parent of Progress Bank, was merged into the Company.